UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2016
                                             ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

First Trust
High Income
Long/Short Fund
(FSD)

Semi-Annual Report
For the Six Months Ended
April 30, 2016

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TABLE OF CONTENTS
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Additional Information......................................................  29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                           APRIL 30, 2016 (UNAUDITED)


Dear Shareholders:

Thank you for your investment in First Trust High Income Long/Short Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
"AT A GLANCE"
April 30, 2016 (Unaudited)
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FUND STATISTICS
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Symbol on NYSE                                                           FSD
Common Share Price                                                    $14.90
Common Share Net Asset Value ("NAV")                                  $17.02
Premium (Discount) to NAV                                             (12.46)%
Net Assets Applicable to Common Shares                          $600,443,104
Current Monthly Distribution per Common Share (1)                    $0.0900
Current Annualized Distribution per Common Share                     $1.0800
Current Distribution Rate on Closing Common Share Price (2)             7.25%
Current Distribution Rate on NAV (2)                                    6.35%

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                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------------
                Common Share Price            NAV
4/15                  $16.55                $18.73
                       16.44                 18.63
                       16.44                 18.64
                       16.40                 18.63
                       16.42                 18.64
5/15                   16.37                 18.67
                       16.00                 18.44
                       15.69                 18.40
                       15.87                 18.41
6/15                   15.64                 18.35
                       15.62                 18.19
                       15.51                 18.12
                       15.58                 18.12
                       14.94                 17.94
7/15                   15.10                 18.05
                       14.85                 17.80
                       14.76                 17.69
                       14.46                 17.53
8/15                   14.46                 17.58
                       14.48                 17.50
                       14.45                 17.55
                       14.47                 17.44
9/15                   14.46                 17.19
                       13.75                 16.78
                       14.74                 17.23
                       14.84                 17.23
                       14.72                 17.31
10/15                  14.96                 17.28
                       14.63                 17.11
                       14.26                 16.83
                       14.34                 16.78
11/15                  14.15                 16.75
                       14.11                 16.65
                       13.58                 16.30
                       13.93                 16.29
                       14.21                 16.38
12/15                  14.08                 16.41
                       13.90                 16.27
                       13.28                 15.94
                       13.28                 15.97
1/16                   13.73                 16.14
                       13.45                 15.88
                       13.28                 15.60
                       13.66                 15.79
2/16                   13.73                 16.06
                       14.32                 16.37
                       14.59                 16.51
                       14.80                 16.67
3/16                   14.60                 16.57
                       14.51                 16.55
                       14.56                 16.62
                       14.61                 16.83
                       14.86                 16.95
4/16                   14.90                 17.02

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PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average Annual Total Return
                                                                                             ------------------------------------
                                                        6 Months Ended      1 Year Ended     5 Years Ended    Inception (9/27/10)
                                                            4/30/16            4/30/16          4/30/16           to 4/30/16
FUND PERFORMANCE (3)
NAV                                                          2.59%             -1.45%            4.95%                6.06%
Market Value                                                 3.73%             -2.35%            3.22%                2.71%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield Constrained Index           2.27%             -1.30%            5.21%                6.34%
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----------------------------------------------------------
                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                      INVESTMENTS
----------------------------------------------------------
Basic Industry                                  13.4%
Capital Goods                                    9.8
Healthcare                                       9.7
Telecommunications                               7.7
Automotive                                       7.1
Energy                                           7.0
Media                                            6.3
Banking                                          5.6
Technology & Electronics                         5.3
Leisure                                          5.1
Services                                         4.9
Transportation                                   4.4
Financial Services                               3.9
Insurance                                        3.7
Consumer Goods                                   2.8
Commercial Mortgage-Backed Securities            1.1
Utility                                          0.9
Retail                                           0.6
Collateralized Mortgage Obligations              0.5
Asset-Backed Securities                          0.2
Real Estate                                      0.0*
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                             % OF TOTAL
COUNTRY EXPOSURE                             INVESTMENTS
----------------------------------------------------------
United States                                   82.8%
Luxembourg                                       3.7
Canada                                           2.7
Ireland                                          2.4
United Kingdom                                   1.3
Netherlands                                      1.3
Liberia                                          1.0
Germany                                          0.9
Jersey                                           0.8
Cayman Islands                                   0.7
Finland                                          0.7
France                                           0.6
Bermuda                                          0.5
Australia                                        0.3
Sweden                                           0.3
                                               ------
                                 Total         100.0%
                                               ======

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                                           % OF LONG-TERM
ASSET CLASSIFICATION                         INVESTMENTS
----------------------------------------------------------
Corporate Bonds and Notes                       71.3%
Foreign Corporate Bonds and Notes               15.9
Capital Preferred Securities                     8.1
Senior Floating-Rate Loan Interests              2.9
Mortgage-Backed Securities                       1.6
Asset-Backed Securities                          0.2
                                               ------
                                 Total         100.0%
                                               ======

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                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
----------------------------------------------------------
BBB- and above                                  14.6%
BB                                              48.4
B                                               28.9
CCC+ and below                                   7.5
NR                                               0.6
                                               ------
                                 Total         100.0%
                                               ======

* Amount is less than 0.1%.

(1) Most recent distribution paid or declared through 4/30/2016. Subject to change in the future. The distribution was decreased subsequent to 4/30/2016. See Note 7 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PORTFOLIO COMMENTARY
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund. The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of April 30, 2016, MacKay had approximately $93.0 billion in assets under management.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD - EXECUTIVE MANAGING DIRECTOR, HEAD OF GLOBAL FIXED INCOME DIVISION AND ITS CHIEF INVESTMENT OFFICER
LOUIS N. COHEN, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION MICHAEL KIMBLE, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION TAYLOR WAGENSEIL - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

MARKET RECAP
This report covers the Fund for the six-month period ended April 30, 2016.

Risk-based assets faced a number of strong headwinds as the year 2015 closed. Uncertainty over declining energy and commodities prices as well as anxieties around the timing of a U.S. interest rate hike dominated market sentiment. Furthermore, the "gating" of the Third Avenue Focused Credit Fund in December added to anxiety in the high-yield ("HY") market. The timing of the news surrounding this vehicle was unfortunate because it fed into the narrative that the entire HY market was overvalued. The highly specialized fund was, in fact, a distressed debt fund and not a typical HY mutual fund. Despite the tough start to 2016, the first four months of the year concluded with a significant rally in credit-sensitive assets. For the six-month reporting period, U.S. high-yield bonds, as measured by the BofA Merrill Lynch US High Yield Constrained Index, returned 2.27%. The 10-year U.S. Treasury, as published by BofA Merrill Lynch, benefitted from the flight to quality and returned 3.76%.

Starting on February 11, 2016, a variety of market positive catalysts emerged that alleviated the previous concerns surrounding central bank activity, weak commodity prices, and global growth. Citing "global economic and financial developments", the Federal Open Market Committee ("FOMC") minutes dampened fears that the pace of future rate hikes were on auto-pilot. As expected, the April FOMC meeting led to no changes in monetary policy and contributed to a weaker dollar which slipped against most major currencies. A cautious Federal Reserve ("Fed") has also contributed to the rally in emerging market debt ("EMD") so far this year. The European Central Bank ("ECB") announced additional quantitative easing ("QE") by increasing their monthly bond purchase limit from (euro)60 billion to (euro)80 billion. Importantly, they also expanded the program to include investment-grade euro-denominated non-bank corporate debt for the first time. They also took steps to alleviate the strain of negative interest rates on commercial banks and stimulate lending. West Texas Intermediate ("WTI") oil prices rebounded from a low of approximately $26 U.S. dollars, and the prices of other major industrial commodities rose from their lows as well. Moreover, the anxiety over the drain on China's foreign exchange ("FX") reserves and the potential for a devaluation of the yuan abated, and earlier fears of a U.S. recession had also faded as economic results in the US remained positive and consistent with our expectation of moderate growth.

While short-covering by investors underweight the riskier parts of the credit markets likely played a role, we believe overly pessimistic valuations and positive flows into credit-oriented exchange traded funds (ETFs) and mutual funds also fed into, and confirmed, improving investor risk sentiment in a classic "risk-on" environment. Bonds issued by US Energy and Metals & Mining companies posted strong positive relative returns in both investment grade and high yield universes. However, it's worth noting that economic activity throughout Latin America, Asia and Europe continued to experience weakness. Despite uncertain macro and political environments in many developing markets and the downgrades of both Chinese and Mexican sovereign debt, the returns on emerging market ("EM") hard currency debt were very high during the period.

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PORTFOLIO COMMENTARY (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

PERFORMANCE ANALYSIS
It is important to reiterate that we witnessed two very different markets before and after February 11, 2016. Furthermore, recent market behavior highlights the fact that while poor liquidity hurts in down markets, it can help in rallies and during strong inflows; Lipper noted that U.S. HY ETF and mutual fund net inflows reached $8.8 billion as of April 30, 2016. We believe the increase in investor risk appetite has been sustained by a number of factors: stable/improving commodities prices, firming in economic data from Europe and China, as well as dovish "Fedspeak" -- to name a few. Importantly, we believe that much of the "clean" portion of the market remains undervalued. On the other hand, we note that borrowers in the commodities complex still face challenges despite the stabilization in oil, copper, steel, and iron ore prices. Defaults in the commodities industries remain high and recoveries have been low.

FSD outperformed its benchmark, the BofA Merrill Lynch US High Yield Constrained Index1, on a total gross return2 and net asset value ("NAV") basis for the six-month period ending April 30, 2016. The Fund returned 2.59% on an NAV basis, compared with the benchmark, which gained 2.27%. The major contributors to performance for the period included the Fund's overweight positions to (and security selection within) Steel Producers/Products, Transportation Infrastructure/Services, and Packaging. An underweight to Energy Exploration & Production was very beneficial, while an overweight to Oil Field Services hurt.

During the period, we continued to short a U.S. Treasury bond, at the front end of the curve used to reduce the portfolio's exposure to interest rate risk, while at the same time purchasing additional HY securities that would not otherwise be available on an unlevered basis. The Fund benefited from this additional long exposure to HY bonds, offset slightly by the borrowing costs involved, as the high yield market produced healthy returns as 2016 progressed. However, given the decline in US Treasury rates and the associated carry costs, the short Treasury position detracted from results.

In summary, we continue to believe US HY bond spreads have factored in most of the dire outcomes for the market in 2016. In fact, implied breakeven default rates exceed our own assessment. This remains true despite the recent rally. Aside from resource producers and a handful of idiosyncratic names with credit deterioration, the credit fundamentals of much of the HY market are sound in our view. Thus, we believe US HY bond spreads are likely to tighten over the course of this year given our positive view of the continuing US economic expansion. Accordingly, we believe that high yield bonds continue to offer very good relative value at this time.

OUTLOOK
We remain encouraged by the continued moderate U.S. economic growth rate, which is being supported by low unemployment, a strong housing market, and healthy consumer spending trends. We believe the Fed is likely to raise rates at least once over the coming quarters, while still maintaining a relatively accommodative policy stance. We also believe that the pressure on earnings growth is likely to abate given the recent weakness of the U.S. dollar. Bouts of volatility, however, are likely to persist into the near future due to changing market technical conditions and reduced liquidity, in our opinion.

The European Central Bank's decision to increase their monthly bond purchases and expand the program to include investment-grade euro-denominated non-bank corporate debt was significant, and should continue to drive credit premiums narrower. As U.S. companies potentially look to take advantage of attractive funding costs by increasing issuance from their European subsidiaries, credit spreads in the U.S. could tighten on reduced domestic supply.

Finally, China's importance in the global economy will continue to require close attention. Although our view is tempered, we recognize that policymakers have taken important steps to promote growth as the country transitions to a consumer-driven economy. We believe this should limit the potential risk of a protracted global economic slowdown.

-------------------

1 The BofA Merrill Lynch US High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.

2 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

This material contains the opinions of the Global Fixed Income team of MacKay Shields LLC but not necessarily those of MacKay Shields LLC. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY        VALUE
---------------  --------------------------------------------------------------  --------   --------    --------------
CORPORATE BONDS AND NOTES - 76.2%

                 Automotive - 5.6%
$     4,725,000  Dana Holding Corp.........................................       5.50%     12/15/24    $     4,618,687
      1,376,000  Ford Motor Co.............................................       9.22%     09/15/21          1,735,124
        220,000  Ford Motor Co.............................................       8.90%     01/15/32            294,035
      2,000,000  Ford Motor Co. (a)........................................       7.75%     06/15/43          2,609,416
      2,480,000  Ford Motor Co.............................................       9.98%     02/15/47          3,759,439
      3,635,000  Gates Global LLC/Gates Global Co. (b).....................       6.00%     07/15/22          3,180,625
      1,400,000  Goodyear Tire & Rubber (The) Co...........................       6.50%     03/01/21          1,475,250
      4,396,000  Goodyear Tire & Rubber (The) Co. (a)......................       7.00%     05/15/22          4,758,670
      4,720,000  MPG Holdco I, Inc. (a)....................................       7.38%     10/15/22          4,743,600
      3,472,000  Navistar International Corp. (a)..........................       8.25%     11/01/21          2,499,840
      3,705,000  ZF North America Capital, Inc. (b)........................       4.75%     04/29/25          3,769,838
                                                                                                         --------------
                                                                                                             33,444,524
                                                                                                         --------------

                 Banking - 1.2%
        612,000  Ally Financial, Inc.......................................       8.00%     11/01/31            740,520
      5,335,000  Ally Financial, Inc. (a)..................................       8.00%     11/01/31          6,415,338
                                                                                                         --------------
                                                                                                              7,155,858
                                                                                                         --------------

                 Basic Industry - 9.4%
        440,000  AK Steel Corp.............................................       7.63%     05/15/20            376,200
        650,000  AK Steel Corp.............................................       7.63%     10/01/21            539,500
      4,500,000  AK Steel Corp.............................................       8.38%     04/01/22          3,566,250
      1,804,000  Aleris International, Inc.................................       7.88%     11/01/20          1,610,070
      3,405,000  Associated Materials LLC/AMH New Finance, Inc.............       9.13%     11/01/17          2,809,125
      1,425,000  Axalta Coating Systems US Holdings, Inc./Axalta Coating
                    Systems Dutch Holding B B.V. (b).......................       7.38%     05/01/21          1,510,500
      5,500,000  CalAtlantic Group, Inc. (a)...............................       8.38%     05/15/18          6,132,500
      1,440,000  Freeport-McMoRan, Inc.....................................       3.55%     03/01/22          1,209,600
      2,335,000  Freeport-McMoRan, Inc.....................................       3.88%     03/15/23          1,967,238
      2,470,000  Hexion, Inc...............................................       8.88%     02/01/18          1,926,600
      1,873,000  K Hovnanian Enterprises, Inc. (b).........................       7.00%     01/15/19          1,320,465
      2,800,000  K Hovnanian Enterprises, Inc. (b).........................       7.25%     10/15/20          2,514,344
      3,479,000  KB Home (a)...............................................       7.50%     09/15/22          3,569,106
      3,730,000  Meritage Homes Corp.......................................       6.00%     06/01/25          3,823,250
      1,840,000  Momentive Performance Escrow Claim (c) (d) (e) (f)........         N/A        N/A                    2
      1,840,000  Momentive Performance Materials, Inc. (c).................       4.69%     04/24/22          1,150,000
      2,060,000  PQ Corp. (b)..............................................       6.75%     11/15/22          2,129,525
      1,780,000  PulteGroup, Inc. (a)......................................       7.63%     10/15/17          1,913,500
      4,570,000  PulteGroup, Inc...........................................       7.88%     06/15/32          5,141,250
      2,375,000  Shea Homes L.P./ Shea Homes Funding Corp. (b).............       6.13%     04/01/25          2,404,687
      4,465,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a).........       5.88%     06/15/24          4,509,650
      2,370,000  United States Steel Corp..................................       7.38%     04/01/20          2,245,575
      4,000,000  USG Corp. (b).............................................       5.88%     11/01/21          4,230,000
                                                                                                         --------------
                                                                                                             56,598,937
                                                                                                         --------------

                 Capital Goods - 7.5%
      3,595,000  Ball Corp.................................................       4.00%     11/15/23          3,571,633
      4,000,000  Crown Americas LLC/Crown Americas Capital Corp IV (a).....       4.50%     01/15/23          4,100,000
      5,445,000  KLX, Inc. (b).............................................       5.88%     12/01/22          5,506,256

                       See Notes to Financial Statements                  Page 5

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY        VALUE
---------------  --------------------------------------------------------------  --------   --------    --------------
CORPORATE BONDS AND NOTES (Continued)

                 Capital Goods (Continued)
$     2,595,000  Milacron LLC/Mcron Finance Corp. (b)......................       7.75%     02/15/21    $     2,617,706
      1,575,000  Orbital ATK, Inc. (b).....................................       5.50%     10/01/23          1,661,625
      7,500,000  Reynolds Group Issuer, Inc................................       8.50%     05/15/18          7,518,375
      2,085,000  Reynolds Group Issuer, Inc. (a)...........................       9.88%     08/15/19          2,157,975
      1,775,000  Reynolds Group Issuer, Inc................................       8.25%     02/15/21          1,846,000
      4,375,000  Sealed Air Corp. (b)......................................       5.50%     09/15/25          4,653,906
      4,050,000  Terex Corp. (a)...........................................       6.00%     05/15/21          4,029,750
      3,590,000  TransDigm, Inc. (a).......................................       6.00%     07/15/22          3,651,748
      4,000,000  Triumph Group, Inc........................................       4.88%     04/01/21          3,820,000
                                                                                                         --------------
                                                                                                             45,134,974
                                                                                                         --------------

                 Consumer Goods - 2.7%
      2,567,000  Kraft Heinz Foods Co. (b).................................       4.88%     02/15/25          2,842,406
      2,325,000  Pilgrim's Pride Corp. (b).................................       5.75%     03/15/25          2,377,312
      2,240,000  Smithfield Foods, Inc.....................................       6.63%     08/15/22          2,380,000
      4,585,000  Spectrum Brands, Inc......................................       5.75%     07/15/25          4,886,005
      3,395,000  US Foods, Inc.............................................       8.50%     06/30/19          3,496,850
                                                                                                         --------------
                                                                                                             15,982,573
                                                                                                         --------------

                 Energy - 6.2%
        475,000  Basic Energy Services, Inc................................       7.75%     10/15/22            153,188
      1,490,000  Berry Petroleum Co., LLC (g)..............................       6.75%     11/01/20            372,500
        500,000  CalAtlantic Group, Inc....................................       5.88%     11/15/24            531,250
      1,426,000  California Resources Corp. (b)............................       8.00%     12/15/22            982,157
        900,000  Carrizo Oil & Gas, Inc....................................       6.25%     04/15/23            868,500
      2,940,000  CITGO Petroleum Corp. (b).................................       6.25%     08/15/22          2,881,200
      2,625,000  Continental Resources, Inc................................       5.00%     09/15/22          2,464,219
      3,170,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                    Finance Corp. (b)......................................       6.25%     04/01/23          2,908,475
      6,700,000  Denbury Resources, Inc....................................       5.50%     05/01/22          4,338,250
      3,000,000  Ferrellgas L.P./Ferrellgas Finance Corp...................       6.50%     05/01/21          2,872,500
      1,815,000  Hilcorp Energy I L.P./ Hilcorp Finance Co. (b)............       5.00%     12/01/24          1,697,025
      3,960,000  Hornbeck Offshore Services, Inc. (a)......................       5.00%     03/01/21          2,539,350
      1,620,000  Linn Energy LLC/Linn Energy Finance Corp. (g).............       6.50%     09/15/21            149,850
      3,535,000  PHI, Inc. (a).............................................       5.25%     03/15/19          3,276,521
        545,000  SM Energy Co..............................................       5.00%     01/15/24            456,438
      2,670,000  SM Energy Co..............................................       5.63%     06/01/25          2,256,150
      1,235,000  Suburban Propane Partners L.P./Suburban Energy Finance
                    Corp...................................................       5.75%     03/01/25          1,222,650
      1,900,000  Sunoco L.P./Sunoco Finance Corp. (b)......................       5.50%     08/01/20          1,902,375
      1,855,000  Sunoco L.P./Sunoco Finance Corp. (b)......................       6.38%     04/01/23          1,892,100
      4,325,000  Whiting Petroleum Corp....................................       5.75%     03/15/21          3,622,187
                                                                                                         --------------
                                                                                                             37,386,885
                                                                                                         --------------

                 Financial Services - 4.2%
      6,155,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp.....       6.00%     08/01/20          6,171,003
      1,190,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp.....       5.88%     02/01/22          1,140,913
      6,465,000  Navient Corp..............................................       8.00%     03/25/20          6,804,412
      3,850,000  OneMain Financial Holdings, Inc. (b)......................       7.25%     12/15/21          4,023,250
      2,395,000  Springleaf Finance Corp...................................       6.00%     06/01/20          2,302,194
      4,555,000  Springleaf Finance Corp...................................       7.75%     10/01/21          4,515,144
                                                                                                         --------------
                                                                                                             24,956,916
                                                                                                         --------------

Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY        VALUE
---------------  --------------------------------------------------------------  --------   --------    --------------
CORPORATE BONDS AND NOTES (Continued)

                 Healthcare - 7.9%
$     5,074,000  Alere, Inc. (a)...........................................       7.25%     07/01/18    $     5,191,336
        665,000  Alere, Inc................................................       6.50%     06/15/20            661,675
      8,005,000  CHS/Community Health Systems, Inc. (a)....................       6.88%     02/01/22          7,284,550
      2,500,000  DaVita HealthCare Partners, Inc. (a)......................       5.75%     08/15/22          2,628,125
      3,775,000  DaVita HealthCare Partners, Inc...........................       5.00%     05/01/25          3,784,437
      1,500,000  HCA, Inc..................................................       5.88%     05/01/23          1,585,313
     10,850,000  HCA, Inc. (a).............................................       5.00%     03/15/24         11,256,875
      4,585,000  Hologic, Inc. (b).........................................       5.25%     07/15/22          4,819,981
      6,814,000  MPH Acquisition Holdings LLC (b)..........................       6.63%     04/01/22          7,131,941
      3,195,000  Tenet Healthcare Corp.....................................       8.13%     04/01/22          3,330,788
                                                                                                         --------------
                                                                                                             47,675,021
                                                                                                         --------------

                 Leisure - 4.3%
      1,980,000  Gaming & Leisure Properties, Inc. (GLP Capital L.P.)......       5.38%     04/15/26          2,069,100
      1,475,000  Isle of Capri Casinos, Inc................................       5.88%     03/15/21          1,545,063
      9,175,000  MGM Resorts International (a).............................       6.75%     10/01/20          9,840,187
      2,760,000  Mohegan Tribal Gaming Authority...........................       9.75%     09/01/21          2,891,100
      2,765,000  Scientific Games International, Inc. (b)..................       7.00%     01/01/22          2,832,397
      2,175,000  Scientific Games International, Inc.......................      10.00%     12/01/22          1,808,513
      4,975,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b).......       5.50%     03/01/25          4,779,109
                                                                                                         --------------
                                                                                                             25,765,469
                                                                                                         --------------

                 Media - 4.4%
      7,245,000  CCO Holdings LLC/CCO Holdings Capital Corp................       5.75%     01/15/24          7,616,306
        770,000  CCOH Safari LLC (b).......................................       5.75%     02/15/26            796,950
      2,730,000  Clear Channel Worldwide Holdings, Inc., Series B..........       7.63%     03/15/20          2,544,033
        541,000  Clear Channel Worldwide Holdings, Inc., Series B..........       6.50%     11/15/22            546,410
      6,430,000  Dish DBS Corp.............................................       6.75%     06/01/21          6,640,325
        559,000  iHeartCommunications, Inc.................................       5.50%     12/15/16            545,025
      7,540,000  iHeartCommunications, Inc.................................       9.00%     03/01/21          5,362,825
      2,515,000  Lamar Media Corp. (b).....................................       5.75%     02/01/26          2,665,900
                                                                                                         --------------
                                                                                                             26,717,774
                                                                                                         --------------

                 Retail - 0.7%
      3,845,000  Dollar Tree, Inc. (b).....................................       5.75%     03/01/23          4,124,916
                                                                                                         --------------

                 Services - 4.1%
      1,095,000  Ashtead Capital, Inc. (b).................................       6.50%     07/15/22          1,160,700
        900,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)..       5.13%     06/01/22            857,813
      3,630,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc.......       5.50%     04/01/23          3,483,166
      1,810,000  GEO (The) Group, Inc......................................       6.00%     04/15/26          1,858,870
      4,607,000  Iron Mountain, Inc. (b)...................................       6.00%     10/01/20          4,883,420
      4,250,000  Iron Mountain, Inc........................................       5.75%     08/15/24          4,388,125
        375,000  United Rentals North America, Inc.........................       7.38%     05/15/20            390,068
        367,000  United Rentals North America, Inc.........................       7.63%     04/15/22            393,608
      3,097,000  United Rentals North America, Inc.........................       6.13%     06/15/23          3,228,622
      1,400,000  United Rentals North America, Inc.........................       5.50%     07/15/25          1,397,500
      2,900,000  United Rentals North America, Inc.........................       5.88%     09/15/26          2,900,000
                                                                                                         --------------
                                                                                                             24,941,892
                                                                                                         --------------

                       See Notes to Financial Statements                  Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY        VALUE
---------------  --------------------------------------------------------------  --------   --------    --------------
CORPORATE BONDS AND NOTES (Continued)

                 Technology & Electronics - 5.0%
$     3,780,000  CommScope, Inc. (b).......................................       5.00%     06/15/21     $    3,850,875
      6,433,000  First Data Corp. (b)......................................       7.00%     12/01/23          6,634,031
      2,950,000  Freescale Semiconductor, Inc. (b).........................       5.00%     05/15/21          3,068,106
      3,385,000  MSCI, Inc. (b)............................................       5.75%     08/15/25          3,617,719
      3,900,000  NCR Corp..................................................       6.38%     12/15/23          4,075,500
      2,900,000  Qorvo, Inc. (b)...........................................       7.00%     12/01/25          2,987,000
      5,160,000  Zebra Technologies Corp. (a)..............................       7.25%     10/15/22          5,612,016
                                                                                                         --------------
                                                                                                             29,845,247
                                                                                                         --------------

                 Telecommunications - 8.0%
      2,025,000  Equinix, Inc. (a).........................................       5.88%     01/15/26          2,147,755
      1,550,000  Frontier Communications Corp..............................       6.25%     09/15/21          1,449,250
      5,700,000  Frontier Communications Corp. (b).........................      11.00%     09/15/25          5,778,375
      2,500,000  Frontier Communications Corp. (a).........................       9.00%     08/15/31          2,159,375
      2,411,000  Hughes Satellite Systems Corp. (a)........................       7.63%     06/15/21          2,691,279
      4,070,000  Level 3 Financing, Inc. (b)...............................       5.38%     01/15/24          4,141,225
        220,000  Level 3 Financing, Inc....................................       5.38%     05/01/25            224,675
      1,700,000  Level 3 Financing, Inc. (b)...............................       5.25%     03/15/26          1,729,750
      2,570,000  Sprint Capital Corp.......................................       6.88%     11/15/28          1,921,075
      7,660,000  Sprint Capital Corp.......................................       8.75%     03/15/32          6,128,000
      3,070,000  Sprint Communications, Inc. (a)...........................       9.25%     04/15/22          3,008,600
      1,700,000  T-Mobile USA, Inc. (a)....................................       6.54%     04/28/20          1,753,145
      7,900,000  T-Mobile USA, Inc. (a)....................................       6.00%     03/01/23          8,324,625
      2,925,000  T-Mobile USA, Inc.........................................       6.00%     04/15/24          3,067,594
      2,428,000  ViaSat, Inc...............................................       6.88%     06/15/20          2,509,945
      1,500,000  Windstream Services LLC...................................       6.38%     08/01/23          1,151,250
                                                                                                         --------------
                                                                                                             48,185,918
                                                                                                         --------------

                 Transportation - 4.0%
      2,000,000  American Airlines Group, Inc..............................       6.13%     06/01/18          2,082,800
      3,400,000  American Airlines Group, Inc. (b).........................       4.63%     03/01/20          3,353,250
      2,280,698  Continental Airlines 2003-ERJ1 Pass Through Trust.........       7.88%     07/02/18          2,374,777
      1,666,599  Continental Airlines 2005-ERJ1 Pass Through Trust.........       9.80%     04/01/21          1,814,510
      1,260,609  Delta Air Lines 2009-1 Series B Pass Through Trust........       9.75%     12/17/16          1,312,609
      1,899,330  Northwest Airlines 2001-1 Class B Pass Through Trust......       7.69%     04/01/17          1,985,750
      5,935,912  US Airways 2000-3C Pass Through Trust.....................       8.39%     03/01/22          6,358,845
      4,675,000  XPO Logistics, Inc. (b)...................................       6.50%     06/15/22          4,575,890
                                                                                                         --------------
                                                                                                             23,858,431
                                                                                                         --------------

                 Utility - 1.0%
      5,660,000  Calpine Corp. (a).........................................       5.75%     01/15/25          5,737,825
                                                                                                         --------------
                 TOTAL CORPORATE BONDS AND NOTES......................................................      457,513,160
                 (Cost $459,862,412)                                                                     --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED         VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY    (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------    --------------
FOREIGN CORPORATE BONDS AND NOTES - 17.0%

                 Automotive - 1.0%
      5,545,000  Schaeffler Finance B.V. (USD) (b).........................       4.75%     05/15/21     $    5,725,212
                                                                                                         --------------

                 Basic Industry - 4.8%
        709,000  Anglo American Capital PLC (USD) (b)......................       4.13%     04/15/21            658,257
      1,401,000  Anglo American Capital PLC (USD) (b)......................       4.88%     05/14/25          1,292,843
      2,648,000  ArcelorMittal (USD) (a)...................................       7.25%     02/25/22          2,798,605
      8,362,000  ArcelorMittal (USD).......................................       8.00%     10/15/39          7,818,470
      1,670,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)............       6.88%     04/01/22          1,528,050
      1,350,000  FMG Resources August 2006 Pty Ltd. (USD) (b)..............       9.75%     03/01/22          1,426,005
        140,000  Masonite International Corp. (USD) (b)....................       5.63%     03/15/23            147,000
      3,300,000  MMC Norilsk Nickel OJSC via MMC Finance Ltd. (USD) (b)....       6.63%     10/14/22          3,573,646
      5,148,000  Novelis, Inc. (USD).......................................       8.75%     12/15/20          5,341,050
      4,200,000  Stora Enso OYJ (USD) (b)..................................       7.25%     04/15/36          4,376,400
                                                                                                         --------------
                                                                                                             28,960,326
                                                                                                         --------------

                 Capital Goods - 2.6%
      3,000,000  Albea Beauty Holdings S.A. (USD) (b)......................       8.38%     11/01/19          3,165,000
      3,000,000  Ardagh Packaging Finance PLC (EUR)........................       9.25%     10/15/20          3,614,397
        900,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
                    (USD) (b)..............................................       6.00%     06/30/21            891,000
      5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
                    (USD) (b)..............................................       7.25%     05/15/24          5,100,000
      2,480,000  Bombardier, Inc. (USD) (b)................................       6.00%     10/15/22          2,121,640
        490,000  Bombardier, Inc. (USD) (b)................................       6.13%     01/15/23            428,750
                                                                                                         --------------
                                                                                                             15,320,787
                                                                                                         --------------

                 Consumer Goods - 0.3%
      1,900,000  Minerva Luxembourg S.A. (USD) (b).........................       7.75%     01/31/23          1,940,375
                                                                                                         --------------

                 Energy - 1.3%
      1,875,000  Cenovus Energy, Inc. (USD)................................       6.75%     11/15/39          1,826,083
      1,500,000  CGG S.A. (USD)............................................       6.50%     06/01/21            607,500
      1,656,000  CHC Helicopter S.A. (USD) (g).............................       9.25%     10/15/20            745,200
        970,000  Petrobras Global Finance BV (USD).........................       6.25%     03/17/24            848,750
      2,120,000  Petrobras Global Finance BV (USD).........................       7.25%     03/17/44          1,727,800
        900,000  Precision Drilling Corp. (USD)............................       6.63%     11/15/20            806,625
      1,735,000  Precision Drilling Corp. (USD)............................       6.50%     12/15/21          1,500,775
                                                                                                         --------------
                                                                                                              8,062,733
                                                                                                         --------------

                 Healthcare - 1.5%
      2,625,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (USD) (b).....       6.00%     02/01/25          2,520,000
        605,000  Mallinckrodt International Finance S.A./Mallinckrodt CB LLC
                    (USD) (b)..............................................       5.75%     08/01/22            573,994
      5,650,000  Valeant Pharmaceuticals International, Inc. (USD) (b).....       7.50%     07/15/21          5,198,000
        715,000  Valeant Pharmaceuticals International, Inc. (USD) (b).....       5.88%     05/15/23            602,387
                                                                                                         --------------
                                                                                                              8,894,381
                                                                                                         --------------

                 Insurance - 0.5%
      3,500,000  Oil Insurance Ltd. (USD) (b) (h)..........................       3.61%    12/29/49(i)        3,185,000
                                                                                                         --------------

                 Leisure - 1.1%
      5,755,000  Royal Caribbean Cruises Ltd. (USD)........................       7.50%     10/15/27          6,661,412
                                                                                                         --------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED         VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY    (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------    --------------
FOREIGN CORPORATE BONDS AND NOTES (Continued)

                 Media - 2.3%
      6,280,000  Altice Luxembourg S.A. (USD) (b)..........................       7.75%     05/15/22     $    6,287,850
      2,500,000  Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW
                    GmbH (EUR).............................................       4.63%     02/15/26          3,005,771
      4,345,000  UPCB Finance IV Ltd. (USD) (b)............................       5.38%     01/15/25          4,442,763
                                                                                                         --------------
                                                                                                             13,736,384
                                                                                                         --------------

                 Technology & Electronics - 0.6%
      3,585,000  Sensata Technologies UK Financing Co., PLC (USD) (b)......       6.25%     02/15/26          3,844,913
                                                                                                         --------------

                 Telecommunications - 0.2%
        880,000  Telecom Italia Capital S.A. (USD).........................       7.20%     07/18/36            924,000
                                                                                                         --------------

                 Transportation - 0.8%
      2,850,000  Hapag-Lloyd AG (USD) (b)..................................       9.75%     10/15/17          2,907,000
      1,970,000  Stena AB (USD) (b)........................................       7.00%     02/01/24          1,684,350
                                                                                                         --------------
                                                                                                              4,591,350
                                                                                                         --------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................      101,846,873
                 (Cost $103,986,658)                                                                     --------------

      PAR
     VALUE
    (LOCAL                                                                        STATED     STATED         VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY    (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------    --------------
CAPITAL PREFERRED SECURITIES - 8.7%

                 Banking - 4.8%
      1,155,000  Bank Of America Corp., Series DD (USD) (j)................       6.30%    12/29/49(i)        1,212,750
      4,525,000  Capital One Financial Corp., Series E (USD) (j)...........       5.55%    12/29/49(i)        4,527,263
      6,700,000  Citigroup, Inc., Series M (USD) (j).......................       6.30%    12/29/49(i)        6,574,375
      3,250,000  Dresdner Funding Trust I (USD) (b)........................       8.15%     06/30/31          3,776,110
      2,825,000  HBOS Capital Funding L.P. (GBP) (j).......................       6.46%    11/29/49(i)        4,256,756
        700,000  HSBC Bank Capital Funding Sterling 1 L.P. (GBP) (j).......       5.84%    11/29/49(i)        1,102,434
      3,000,000  Mellon Capital III (GBP) (j)..............................       6.37%     09/05/66          4,389,493
      2,370,000  Wells Fargo & Co., Series S (USD) (j).....................       5.90%    12/29/49(i)        2,429,250
        610,000  Wells Fargo Capital X (USD)...............................       5.95%     12/15/36            628,910
                                                                                                         --------------
                                                                                                             28,897,341
                                                                                                         --------------
                 Capital Goods - 0.5%
      3,760,000  Textron Financial Corp. (USD) (b) (j).....................       6.00%     02/15/67          2,641,400
                                                                                                         --------------

                 Insurance - 3.4%
      1,800,000  Aviva PLC (GBP) (j).......................................       6.13%     11/14/36          2,743,423
      3,175,000  Chubb (The) Corp. (USD) (j)...............................       6.38%     04/15/37          2,738,437
      3,500,000  CNP Assurances (EUR) (j)..................................       5.25%    05/29/49(i)        3,486,694
     11,000,000  Glen Meadow Pass-Through Trust (USD) (a) (b) (j)..........       6.51%     02/12/67          8,085,000
      3,500,000  Lincoln National Corp. (USD) (a) (j)......................       7.00%     05/17/66          2,353,750
      1,800,000  Lincoln National Corp. (USD) (j)..........................       6.05%     04/20/67          1,188,360
                                                                                                         --------------
                                                                                                             20,595,664
                                                                                                         --------------
                 TOTAL CAPITAL PREFERRED SECURITIES...................................................       52,134,405
                 (Cost $54,604,022)                                                                      --------------

Page 10                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                             RATE (k)  MATURITY (l)      VALUE
---------------  -------------------------------------------------------------- --------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 3.1%

                 Automotive - 1.0%
$     4,361,036  Allison Transmission, Inc. Term Loan B3...................     3.50%     08/23/19       $    4,363,784
      1,739,391  Navistar, Inc. Term Loan B................................     6.50%     08/06/20            1,635,027
                                                                                                         --------------
                                                                                                              5,998,811
                                                                                                         --------------

                 Healthcare - 1.0%
      6,199,575  Ortho-Clinical Term Loan B3...............................     4.75%     06/30/21            5,864,116
                                                                                                         --------------

                 Real Estate - 0.0%
        180,513  Realogy Synthetic Letter of Credit........................     4.44%     10/10/16              178,708
                                                                                                         --------------

                 Services - 1.1%
      6,664,000  Aramark Corp. F Term Loan.................................     3.25%     02/24/21          6,664,000
                                                                                                         --------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................       18,705,635
                 (Cost $19,049,934)                                                                      --------------

   PRINCIPAL                                                                     STATED      STATED
     VALUE                              DESCRIPTION                              COUPON     MATURITY         VALUE
---------------  --------------------------------------------------------------  ------     --------     --------------
MORTGAGE-BACKED SECURITIES - 1.7%

                 Collateralized Mortgage Obligations - 0.6%
        553,389  Morgan Stanley Mortgage Loan Trust
                    Series 2007-6XS, Class 2A1S (h)........................       0.55%     02/25/47            530,576
      1,479,246  Specialty Underwriting & Residential Finance Trust Series
                    2006-BC4, Class A2B (h)................................       0.55%     09/25/37            655,843
      2,325,695  Wells Fargo Mortgage Backed Securities
                    Series 2006-AR7 Trust, Class 2A4 (h)...................       3.03%     05/25/36          2,212,670
                                                                                                         --------------
                                                                                                              3,399,089
                                                                                                         --------------

                 Commercial Mortgage-Backed Securities - 1.1%
      2,645,613  Ace Securities Corp. Home Equity Loan Trust Series
                    2007-HE2, Class A2A (h)................................       0.56%     12/25/36          1,565,737
        955,850  Carrington Mortgage Loan Trust
                    Series 2006-NC4, Class A5 (h)..........................       0.50%     10/25/36            917,256
         14,545  HSI Asset Securitization Corp. Trust
                    Series 2007-NC1, Class A1 (h)..........................       0.54%     04/25/37             10,299
        663,690  Morgan Stanley ABS Capital I, Inc. Trust
                    Series 2006-HE6, Class A2B (h).........................       0.54%     09/25/36            293,131
      8,567,376  Securitized Asset Backed Receivables LLC Trust Series
                    2006-FR4, Class A2A (h)................................       0.52%     08/25/36          3,559,802
        828,286  Soundview Home Loan Trust
                    Series 2006-EQ2, Class A2 (h)..........................       0.55%     01/25/37            583,400
                                                                                                         --------------
                                                                                                              6,929,625
                                                                                                         --------------
                 TOTAL MORTGAGE-BACKED SECURITIES.....................................................       10,328,714
                 (Cost $13,326,099)                                                                      --------------

ASSET-BACKED SECURITIES - 0.2%
      1,186,015  Keycorp Student Loan Trust
                    Series 2000-A, Class A2 (h)............................       0.95%     05/25/29          1,144,263
                 (Cost $1,093,585)                                                                       --------------

                      See Notes to Financial Statements                  Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

    SHARES                                          DESCRIPTION                                              VALUE
---------------  -------------------------------------------------------------------------------------   --------------
SHORT-TERM INVESTMENT - 3.3%
     19,953,824  Dreyfus Government Cash Management - Institutional Shares............................   $   19,953,824
                 (Cost $19,953,824)                                                                      --------------
                 TOTAL INVESTMENTS - 110.2%...........................................................      661,626,874
                 (Cost $671,876,534) (m)                                                                 --------------

   PRINCIPAL                                                                     STATED      STATED
     VALUE                              DESCRIPTION                              COUPON     MATURITY         VALUE
---------------  --------------------------------------------------------------  ------     --------     --------------
U.S. GOVERNMENT BONDS SOLD SHORT - (7.1%)
$   (42,700,000) United States Treasury Note...............................       0.88%     02/28/17        (42,802,566)
                 (Proceeds $43,070,300)                                                                  --------------

CORPORATE BONDS SOLD SHORT - (2.9%)

                 Consumer Goods - (1.0%)
     (5,350,000) ACCO Brands Corp..........................................       6.75%     04/30/20         (5,697,750)
                                                                                                         --------------

                 Energy - (1.9%)
     (2,400,000) Noble Energy, Inc.........................................       4.15%     12/15/21         (2,452,114)
     (2,100,000) Noble Energy, Inc.........................................       3.90%     11/15/24         (2,091,675)
     (5,360,000) Rice Energy, Inc..........................................       6.25%     05/01/22         (5,333,200)
     (1,825,000) Southwestern Energy Co....................................       4.95%     01/23/25         (1,596,875)
                                                                                                         --------------
                                                                                                            (11,473,864)
                                                                                                         --------------
                 TOTAL CORPORATE BONDS SOLD SHORT.....................................................      (17,171,614)
                                                                                                         --------------
                 (Proceeds $16,641,827)
                 TOTAL INVESTMENTS SOLD SHORT - (10.0%)...............................................      (59,974,180)
                 (Proceeds $59,712,127)
                 OUTSTANDING LOAN - (0.7%)............................................................       (4,013,524)
                 NET OTHER ASSETS AND LIABILITIES - 0.5%..............................................        2,803,934
                                                                                                         --------------
                 NET ASSETS - 100.0%..................................................................   $  600,443,104
                                                                                                         ==============


Page 12                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

      (a) This security or a portion of this security is segregated as collateral for investments sold short.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $208,918,071 of total investments or 34.8% of net assets.

      (c) On October 24, 2014, Momentive Performance Materials, Inc. completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Momentive Performance Materials, Inc. Senior Secured Lien Notes ("Senior Secured Lien Notes") scheduled to mature on October 15, 2020, received new Momentive Performance Materials, Inc. Second Priority Senior Secured Notes maturing on April 24, 2022, in an exchange for the existing Senior Secured Lien Notes, and received an escrow claim, Momentive Performance Escrow Claim. The escrow claim represents a claim on any cash that remains in a Fee Reserve account. It is unknown if any remaining cash held in the Fee Reserve account will be available after future legal and financial costs are paid.

      (d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2016, securities noted as such are valued at $2 or 0.0% of net assets.

      (e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Fund's Sub-Advisor.

      (f)   Non-income producing security.

      (g)   The issuer is in default and interest is not being accrued.

      (h) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

      (i)   Perpetual maturity.

      (j) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

      (k) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interat rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at April 30, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

      (l) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,504,375 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $34,754,035.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar

                      See Notes to Financial Statements                  Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE

                                                     TOTAL              LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   4/30/2016            PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
Corporate Bonds and Notes:
   Basic Industry.............................  $     56,598,937   $             --   $     56,598,935   $              2
   Other Industry Categories*.................       400,914,223                 --        400,914,223                 --
Foreign Corporate Bonds and Notes*............       101,846,873                 --        101,846,873                 --
Capital Preferred Securities*.................        52,134,405                 --         52,134,405                 --
Senior Floating-Rate Loan Interests*..........        18,705,635                 --         18,705,635                 --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........         3,399,089                 --          3,399,089                 --
   Commercial Mortgage-Backed Securities......         6,929,625                 --          6,929,625                 --
Asset-Backed Securities.......................         1,144,263                 --          1,144,263                 --
Short-Term Investment.........................        19,953,824         19,953,824                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
Total Investments.............................  $    661,626,874   $     19,953,824   $    641,673,048   $              2
                                                ================   ================   ================   ================

                                                    LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                       TOTAL            LEVEL 1          SIGNIFICANT       SIGNIFICANT
                                                     VALUE AT           QUOTED           OBSERVABLE       UNOBSERVABLE
                                                     4/30/2016          PRICES             INPUTS            INPUTS
                                                ----------------   ----------------   ----------------   ----------------
U.S. Government Bonds Sold Short..............  $    (42,802,566)  $             --   $    (42,802,566)  $             --
Corporate Bonds Sold Short*...................       (17,171,614)                --        (17,171,614)                --
Forward Foreign Currency Contracts**..........          (161,901)                --           (161,901)                --
Credit Default Swap***........................        (1,137,991)                --         (1,137,991)                --
                                                ----------------   ----------------   ----------------   ----------------
Total.........................................  $    (67,274,072)  $             --   $    (67,274,072)  $             --
                                                ================   ================   ================   ================

*     See the Portfolio of Investments for industry breakout.
** See the Forward Foreign Currency Contracts table for contract and currency detail.
*** See the Credit Default Swap Contracts Outstanding table for contract detail.


Page 14                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
     Corporate Bonds and Notes..............   $              2
Net Realized Gain (Loss)....................                 --
Net Change in Unrealized Appreciation/
   Depreciation.............................                 --
Purchases...................................                 --
Sales.......................................                 --
Transfers In................................                 --
Transfers Out...............................                 --
ENDING BALANCE AT APRIL 30, 2016
   Corporate Bonds and Notes................                  2
                                               ----------------
Total Level 3 holdings......................   $              2
                                               ================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2016.

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the

Notes to Financial Statements):

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            --------------------------------------------------
                                                                  PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT           AMOUNT         VALUE AS OF         VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY     PURCHASED +        SOLD +        APRIL 30, 2016     APRIL 30, 2016    (DEPRECIATION)
----------   ------------   --------------   --------------   ----------------   ----------------   --------------
07/28/16         JPM        USD 10,362,583   EUR 9,124,000     $   10,362,583     $   10,477,120     $  (114,537)
07/28/16         JPM        USD 12,636,062   GBP 8,678,000         12,636,062         12,683,426         (47,364)
                                                                                                     -------------
Net Unrealized Appreciation (Depreciation).......................................................    $  (161,901)
                                                                                                     =============

+     Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
            JPM  JPMorgan Chase

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING:

                                         BUY/SELL        NOTIONAL      PAY/RECEIVE    EXPIRATION
REFERENCE ENTITY        PROTECTION     COUNTERPARTY       AMOUNT       FIXED RATE        DATE           VALUE
--------------------    ----------    --------------    -----------    -----------    ----------    ------------
Markit iTRAXX Europe    Buy           Morgan Stanley    $14,500,000    5.00%          12/20/20      $(1,137,991)
   Crossover Index                       & Co., Inc.

                      See Notes to Financial Statements                  Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
     (Cost $671,876,534)...........................................................................     $  661,626,874
Cash...............................................................................................          3,148,748
Foreign currency (Cost $163,872)...................................................................            166,173
Restricted cash....................................................................................            654,385
Receivables:
     Interest......................................................................................         10,387,411
     Investment securities sold....................................................................            676,233
     Variation margin on swaps.....................................................................             69,755
Prepaid expenses...................................................................................             21,511
                                                                                                        --------------
     Total Assets..................................................................................        676,751,090
                                                                                                        --------------
LIABILITIES:
Borrowings.........................................................................................          4,013,524
Investments sold short, at value (proceeds $59,712,127)............................................         59,974,180
Unrealized depreciation on forward foreign currency contracts......................................            161,901
Payables:
     Investment securities purchased...............................................................         11,188,335
     Investment advisory fees......................................................................            485,136
     Interest on investments sold short............................................................            331,308
     Due to broker.................................................................................             32,646
     Administrative fees...........................................................................             31,899
     Audit and tax fees............................................................................             30,477
     Custodian fees................................................................................             26,924
     Printing fees.................................................................................             11,620
     Legal fees....................................................................................              7,121
     Trustees' fees and expenses...................................................................              6,875
     Transfer agent fees...........................................................................              5,228
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................                 41
                                                                                                        --------------
     Total Liabilities.............................................................................         76,307,986
                                                                                                        --------------
NET ASSETS.........................................................................................     $  600,443,104
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  673,443,082
Par value..........................................................................................            352,726
Accumulated net investment income (loss)...........................................................            713,599
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
   swap contracts, foreign currency transactions, futures and investments sold short...............        (63,232,618)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
   swap contracts, foreign currency translation, futures and investments sold short................        (10,833,685)
                                                                                                        --------------
NET ASSETS.........................................................................................     $  600,443,104
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        17.02
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         35,272,607
                                                                                                        ==============

Page 16                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest...........................................................................................     $   21,942,929
Dividends..........................................................................................             12,366
Other..............................................................................................             26,937
                                                                                                        --------------
     Total investment income.......................................................................         21,982,232
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          2,897,966
Interest expense on investments sold short.........................................................            738,407
Margin interest expense............................................................................            342,229
Administrative fees................................................................................            152,997
Short sale fees....................................................................................            131,988
Printing fees......................................................................................             64,674
Custodian fees.....................................................................................             42,950
Audit and tax fees.................................................................................             29,428
Transfer agent fees................................................................................             13,146
Trustees' fees and expenses........................................................................             10,535
Legal fees.........................................................................................             10,472
Financial reporting fees...........................................................................              4,625
Excise tax expense.................................................................................             40,958
Other..............................................................................................             34,746
                                                                                                        --------------
     Total expenses................................................................................          4,515,121
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         17,467,111
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................        (26,144,267)
     Forward foreign currency contracts............................................................          1,429,934
     Swap contracts................................................................................           (549,402)
     Foreign currency transactions.................................................................           (472,881)
     Short sales...................................................................................            663,580
                                                                                                        --------------
Net realized gain (loss)...........................................................................        (25,073,036)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         17,609,538
     Forward foreign currency contracts............................................................           (370,123)
     Swap contracts................................................................................            510,214
     Foreign currency translation..................................................................             11,157
     Short positions...............................................................................         (1,044,815)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         16,715,971
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         (8,357,065)
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $    9,110,046
                                                                                                        ==============

                      See Notes to Financial Statements                  Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                          ENDED              YEAR
                                                                                        4/30/2016            ENDED
                                                                                       (UNAUDITED)        10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   17,467,111     $   39,955,911
Net realized gain (loss).........................................................       (25,073,036)       (19,247,511)
Net change in unrealized appreciation (depreciation).............................        16,715,971        (54,704,824)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................         9,110,046        (33,996,424)
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (20,252,863)       (45,376,676)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (20,252,863)       (45,376,676)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares*.....................................................        (8,722,733)        (2,272,860)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........        (8,722,733)        (2,272,860)
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................       (19,865,550)       (81,645,960)

NET ASSETS:
Beginning of period..............................................................       620,308,654         701,954,614
                                                                                     --------------     --------------
End of period....................................................................    $  600,443,104     $  620,308,654
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period........................    $      713,599     $    3,499,351
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        35,902,223         36,056,159
Common Shares repurchased........................................................          (629,616)          (153,936)
                                                                                     --------------     --------------
Common Shares at end of period...................................................        35,272,607         35,902,223
                                                                                     ==============     ==============

-----------------------------

* On September 15, 2015, the Fund commenced a Share Repurchase Program. The program will continue until the earlier of (i) the repurchase of 1,802,808 common shares, or (ii) twelve months from implementation of the Fund's Share Repurchase Program. Since September 15, 2015, the Fund repurchased 783,552 of its shares at a weighted-average discount of 15.07% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 1,019,256 common shares (for an aggregate of 1,802,808), or
      (ii) September 15, 2016.

Page 18                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations                      $    9,110,046
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (136,787,142)
     Borrowed investments sold short.............................................         4,093,915
     Sales, maturities and paydowns of investments...............................       146,234,173
     Borrowed investments purchased..............................................        (3,715,450)
     Net amortization/accretion of premiums/discounts on investments.............            78,585
     Net realized gain/loss on investments.......................................        26,144,267
     Net realized gain/loss on investments sold short............................          (663,580)
     Net change in unrealized appreciation/depreciation on forward
        foreign currency contracts...............................................           370,123
     Net change in unrealized appreciation/depreciation on investments sold short.        1,044,815
     Net change in unrealized appreciation/depreciation on investments...........       (17,609,538)
     Net increase in restricted cash.............................................             4,081

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable.............................................           692,355
     Increase in variation margin on swaps receivable............................           (69,755)
     Increase in prepaid expenses................................................            (7,067)
     Increase in interest payable on investments sold short......................             9,507
     Increase in due to broker payable...........................................            32,646
     Decrease in investment advisory fees payable................................           (39,328)
     Decrease in audit and tax fees payable......................................           (26,723)
     Increase in legal fees payable..............................................             3,585
     Decrease in printing fees payable...........................................           (23,090)
     Decrease in administrative fees payable.....................................          (101,078)
     Increase in custodian fees payable..........................................             5,394
     Increase in transfer agent fees payable.....................................             2,938
     Increase in Trustees' fees and expenses payable.............................             4,878
     Decrease in variation margin on swaps payable...............................           (16,169)
     Decrease in other liabilities...............................................            (1,277)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $   28,771,111
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Repurchase of Common Shares.................................................        (9,056,683)
     Distributions to Common Shareholders from net investment income.............       (20,252,863)
     Net proceeds from borrowing.................................................         3,434,909
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                          (25,874,637)
                                                                                                        --------------
Increase in cash and foreign currency (a)........................................                            2,896,474
Cash and foreign currency at beginning of period.................................                              418,447
                                                                                                        --------------
Cash and foreign currency at end of period.......................................                       $    3,314,921
                                                                                                        ==============
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees................................                       $    1,071,129
                                                                                                        ==============

-------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $11,157.

                      See Notes to Financial Statements                  Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS
                                                   ENDED                               YEAR ENDED OCTOBER 31,
                                                 4/30/2016        ----------------------------------------------------------------
                                                (UNAUDITED)         2015          2014          2013          2012          2011
                                                -----------       --------      --------      --------      --------      --------
Net asset value, beginning of period.........   $     17.28       $  19.47      $  19.63      $  19.05      $  17.82      $  19.57
                                                -----------       --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................          0.49           1.11          1.31          1.35          1.41          1.48
Net realized and unrealized gain (loss)......         (0.22)         (2.05)        (0.15)         0.64          1.42         (1.72)
                                                -----------       --------      --------      --------      --------      --------
Total from investment operations.............         (0.27)         (0.94)         1.16          1.99          2.83         (0.24)
                                                -----------       --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................         (0.57)         (1.26)        (1.32)        (1.33)        (1.44)        (1.47)
Net realized gain............................            --             --            --            --         (0.16)           --
Return of capital............................            --             --            --         (0.08)           --            --
                                                -----------       --------      --------      --------      --------      --------
Total from distributions to
   Common Shareholders.......................         (0.57)         (1.26)        (1.32)        (1.41)        (1.60)        (1.47)
                                                -----------       --------      --------      --------      --------      --------
Capital share repurchases....................          0.04           0.01            --            --            --            --
                                                -----------       --------      --------      --------      --------      --------
Capital charge resulting from issuance of
   Common Shares related to over allotment...            --             --            --            --            --        (0.04)
                                                -----------       --------      --------      --------      --------      --------
Net asset value, end of period...............   $     17.02       $  17.28      $  19.47      $  19.63      $  19.05      $  17.82
                                                ===========       ========      ========      ========      ========      ========
Market value, end of period..................   $     14.90       $  14.96      $  17.19      $  17.62      $  18.78      $  16.63
                                                ===========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE (a)....          2.59%         (3.89)%        6.86%        11.32%        17.09%        (1.27)%
                                                ===========       ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (a).......          3.73%         (5.76)%        5.12%         1.36%        23.69%        (9.89)%
                                                ===========       ========      ========      ========      ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........     $ 600,443       $620,309      $701,955      $707,807      $686,715      $642,414
Ratio of total expenses to average net assets          1.56% (b)      1.66%         1.75%         1.72%         1.88%         2.09%
Ratio of total expenses to average net assets
   excluding interest expense................          1.19% (b)      1.21%         1.26%         1.27%         1.32%         1.29%
Ratio of net investment income (loss) to
   average net assets........................          6.03% (b)      6.05%         6.59%         6.93%         7.83%         7.78%
Portfolio turnover rate......................            11%            26%           28%           28%           24%           18%

-------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b)   Annualized.

Page 20                  See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").


The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans")1, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;
            2) the liquidity conditions in the relevant market and changes thereto;
            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
            4) issuer-specific conditions (such as significant credit deterioration); and
            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12) the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of April 30, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)


D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts as of April 30, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

G. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At April 30, 2016, the Fund had $4,013,524 in borrowings associated with investments sold short and are shown in "Borrowings" on the Statement of Assets and Liabilities and $59,974,180 of investments sold short and are shown in "Investments sold short, at value" on the Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Federal Funds rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At April 30, 2016, the Fund had a debit margin balance with an interest rate of 1.04%. For the six months ended April 30, 2016, margin interest expense was $342,229, as shown on the Statement of Operations. For the six months ended April 30, 2016, the average margin balance and interest rate were $110,216,575 and 0.93%, respectively.

H. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the OTC market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in "restricted cash" on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in "variation margin on swaps receivable" in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as "net realized gain (loss) on swap contracts" on the Statement of Operations.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.

Restricted cash in the amount of $654,385, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of April 30, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year.

The tax character of distributions paid during the fiscal years ended and October 31, 2015 was as follows:

Distributions paid from:

Ordinary income.......................................   $ 45,376,676
Capital gain..........................................             --
Return of capital.....................................             --

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.........................   $  2,881,549
Undistributed capital gains...........................             --
                                                         ------------
Total undistributed earnings..........................      2,881,549
Accumulated capital and other losses..................    (38,074,082)
Net unrealized appreciation (depreciation)............    (26,685,270)
                                                         ------------
Total accumulated earnings (losses)...................    (61,877,803)
Other.................................................       (332,084)
Paid-in capital.......................................    682,518,541
                                                         ------------
Net assets............................................   $620,308,654
                                                         ============

J. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2015, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2015 the Fund had post-enactment net capital losses for federal income tax purposes of $38,074,082 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

K. EXPENSES

The Fund will pay all expenses directly related to its operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, The Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended April 30, 2016, were $67,775,450 and $80,122,125, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
  DERIVATIVE                RISK            STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
  INSTRUMENT              EXPOSURE           LIABILITIES LOCATION       FAIR VALUE      LIABILITIES LOCATION       FAIR VALUE
------------------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Forward foreign      Currency Risk        Unrealized appreciation       $       --   Unrealized depreciation       $  161,901
currency contracts                        on forward foreign                         on forward foreign
                                          currency contracts                         currency contracts

Credit default       Credit Risk          Variation margin on               69,755   Variation margin on                   --
swaps                                     swaps receivable                           swaps payable

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------

CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts      $ 1,429,934
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                          (370,123)

CREDIT RISK
Net realized gain (loss) on swap contracts                             (549,402)
Net change in unrealized appreciation (depreciation) on swap contracts  510,214

During the six months ended April 30, 2016, the notional values of forward foreign currency contracts opened and closed were $191,803,214 and $138,690,889, respectively.

The average volume of credit default swap contracts was $17,230,769 for the period ended April 30, 2016.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts, futures contracts and swap contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 19, 2016, the Fund declared a distribution of $0.08 per share to Common Shareholders of record on June 3, 2016, payable June 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust High Income Long/Short Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 29,389,996, the number of votes against was 1,505,145 and the number of broker non-votes was 4,504,174. The number of votes cast in favor of Mr. Nielson was 29,367,327, the number of votes against was 1,527,814 and the number of broker non-votes was 4,504,174. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2016 (UNAUDITED)

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd floor
New York, NY 10105

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust High Income Long/Short Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  June 20,2016
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  June 20,2016
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  June 20,2016
     -----------------

* Print the name and title of each signing officer under his or her signature.